Exhibit 10.1

REAFFIRMATION AGREEMENT

Reference is made to the Collateral Agency Agreement, dated as of June 14, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Agency Agreement”) among Gogo Inc., a Delaware corporation (the “Parent”), Gogo Intermediate Holdings LLC, a Delaware limited liability company (the “Company”), Gogo Finance Co. Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the other Grantors from time to time party thereto, U.S. Bank National Association, as Trustee under the Indenture (as defined therein) and U.S. Bank National Association, as Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Agency Agreement. This Reaffirmation Agreement is being executed and delivered as of September 25, 2017 in connection with an Additional Secured Debt Designation of even date herewith which Additional Secured Debt Designation has designated additional secured debt as either Priority Lien Debt or Junior Lien Debt (as described therein) entitled to the benefit of the Collateral Agency Agreement.

Each of the undersigned hereby consents to the designation of additional secured debt as Priority Lien Debt as set forth in the Additional Secured Debt Designation of even date herewith and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Priority Lien Documents to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each Priority Lien Document to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and such additional secured debt shall be entitled to all of the benefits of such Priority Lien Documents.

Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Agency Agreement will apply with like effect to this Reaffirmation Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation Agreement to be duly executed as of the date first set forth above.

GOGO INC.

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President and Chief Financial Officer

GOGO INTERMEDIATE HOLDINGS LLC

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President and Chief Financial Officer

GOGO FINANCE CO. INC.

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President and Chief Financial Officer

GOGO BUSINESS AVIATION LLC

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President and Chief Financial Officer

GOGO LLC

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President and Chief Financial Officer

AC BIDCO LLC

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Reaffirmation Agreement]